Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)                ☐

WACHOVIA BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

United States of America	22-1147033
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

One Wachovia Center 301 South College Street Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip code)

Patrick L. Teague

Wachovia Bank, National Association

NC1179

401 South Tryon Street, 12th Floor

Charlotte, NC 28288- 1179

(704) 374-2080

(Agent for Service)

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
American Tire Distributors, Inc.	Delaware	56-0754594	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

American Tire Distributors Holding, Inc.	Delaware	59-3796143	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Target Tire, Inc.	North Carolina	56-0949858	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Texas Market Holdings I, Inc.	Texas	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Texas Market Tire, Inc.	Texas	75-2259060	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

The Speed Merchant, Inc.	California	94-2414221	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
T.O. Haas Holding Co., Inc.	Nebraska	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

T.O. Haas Tire Co., Inc.	Nebraska	47-0424109	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Senior Floating Rate Notes due 2012

(Title of the indenture securities)

Item 1. General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

NAME	ADDRESS
Board of Governors of the Federal Reserve System	Washington, D.C.

Comptroller of the Currency	Washington, D.C.

Federal Deposit Insurance Corporation	Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

No responses are included for Items 3 –14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

Not applicable.

Item 16. List of Exhibits.

1.	Articles of Association of Wachovia Bank, National Association as now in effect.*

2.	Certificate of Authority of the trustee to commence business.*

3.	Copy of the authorization of the trustee to exercise corporate trust powers.*

4.	Existing bylaws of the trustee.*

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. **

8.	Not applicable.

9.	Not applicable.

*	Previously filed with the Securities and Exchange Commission as an Exhibit to Form T-1 in connection with Registration Statement Number 333-54465 incorporated herein by reference.
**	The report is available over the Internet at the website of the Federal Deposit Insurance Corporation and the report as therein contained is incorporated herein by reference. The website is located at http://www3.fdic.gov/idasp/main.asp. Once at that address, type in “Wachovia Corporation” at the field entitled “Institution Name,” then click on the “Find” field above where the name of the bank has been typed in, then click on the certificate number for Wachovia Corporation (1073551) and then click on the “Generate Report” field. (The trustee is a subsidiary of Wachovia Corporation, a bank holding company.)

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors, Inc. of its Senior Floating Rate Notes due 2012, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors, Inc. of its Senior Floating Rate Notes due 2012, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)            ☐

WACHOVIA BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

United States of America	22-1147033
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

One Wachovia Center 301 South College Street Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip code)

Patrick L. Teague

Wachovia Bank, National Association

NC1179

401 South Tryon Street, 12th Floor

Charlotte, NC 28288-1179

(704) 374-2080

(Agent for Service)

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
American Tire Distributors Holding, Inc.	Delaware	59-3796143	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
American Tire Distributors, Inc.	Delaware	56-0754594	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
Target Tire, Inc.	North Carolina	56-0949858	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
Texas Market Holdings I, Inc.	Texas	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
Texas Market Tire, Inc.	Texas	75-2259060	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
The Speed Merchant, Inc.	California	94-2414221	1220 Herbert Wayne Court Suite 150 Huntersville, NC	28078

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
T.O. Haas Holding Co., Inc.	Nebraska	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078
T.O. Haas Tire Co., Inc.	Nebraska	47-0424109	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

13% Senior Discount Notes due 2013

(Title of the indenture securities)

Item 1. General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

NAME	ADDRESS
Board of Governors of the Federal Reserve System	Washington, D.C.

Comptroller of the Currency	Washington, D.C.

Federal Deposit Insurance Corporation	Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

No responses are included for Items 3 – 14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

Not applicable.

Item 16. List of Exhibits.

1.	Articles of Association of Wachovia Bank, National Association as now in effect.*

2.	Certificate of Authority of the trustee to commence business.*

3.	Copy of the authorization of the trustee to exercise corporate trust powers.*

4.	Existing bylaws of the trustee.*

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. **

8.	Not applicable.

9.	Not applicable.

*	Previously filed with the Securities and Exchange Commission as an Exhibit to Form T- 1 in connection with Registration Statement Number 333-54465 incorporated herein by reference.
**	The report is available over the Internet at the website of the Federal Deposit Insurance Corporation and the report as therein contained is incorporated herein by reference. The website at located is http://www3.fdic.gov/idasp/main.asp. Once at that address, type in “Wachovia Corporation” at the field entitled “Institution Name,” then click on the “Find” field above where the name of the bank has been typed in, then click on the certificate number for Wachovia Corporation (1073551) and then click on the “Generate Report” field. (The trustee is a subsidiary of Wachovia Corporation, a bank holding company.)

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors Holding, Inc. of its 13% Senior Discount Notes due 2013, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors Holding, Inc. of its 13% Senior Discount Notes due 2013, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)        ☐

WACHOVIA BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

United States of America	22-1147033
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

One Wachovia Center 301 South College Street Charlotte, North Carolina	28288
(Address of principal executive offices)	(Zip code)

Patrick L. Teague

Wachovia Bank, National Association

NC1179

401 South Tryon Street, 12th Floor

Charlotte, NC 28288-1179

(704) 374-2080

(Agent for Service)

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
American Tire Distributors, Inc.	Delaware	56-0754594	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

American Tire Distributors Holding, Inc.	Delaware	59-3796143	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Target Tire, Inc.	North Carolina	56-0949858	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Texas Market Holdings I, Inc.	Texas	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

Texas Market Tire, Inc.	Texas	75-2259060	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

The Speed Merchant, Inc.	California	94-2414221	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

(Exact name of obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)	(Address of principal executive offices)	(Zip code)
T.O. Haas Holding Co., Inc.	Nebraska	47-0653723	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

T.O. Haas Tire Co., Inc.	Nebraska	47-0424109	1220 Herbert Wayne Court, Suite 150 Huntersville, NC	28078

10 3/4 % Senior Notes due 2013

(Title of the indenture securities)

Item 1. General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

NAME	ADDRESS
Board of Governors of the Federal Reserve System	Washington, D.C.

Comptroller of the Currency	Washington, D.C.

Federal Deposit Insurance Corporation	Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

No responses are included for Items 3 –14 of this Form T-l because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

Not applicable.

Item 16. List of Exhibits.

1.	Articles of Association of Wachovia Bank, National Association as now in effect.*

2.	Certificate of Authority of the trustee to commence business.*

3.	Copy of the authorization of the trustee to exercise corporate trust powers.*

4.	Existing bylaws of the trustee.*

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. **

8.	Not applicable.

9.	Not applicable.

*	Previously filed with the Securities and Exchange Commission as an Exhibit to Form T-l in connection with Registration Statement Number 333-54465 incorporated herein by reference.
**	The report is available over the Internet at the website of the Federal Deposit Insurance Corporation and the report as therein contained is incorporated herein by reference. The website is located at http://www3.fdic.gov/idasp/main.asp. Once at that address, type in “Wachovia Corporation” at the field entitled “Institution Name,” then click on the “Find” field above where the name of the bank has been typed in, then click on the certificate number for Wachovia Corporation (1073551) and then click on the “Generate Report” field. (The trustee is a subsidiary of Wachovia Corporation, a bank holding company.)

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors, Inc. of its 10 3/4% Senior Notes due 2013, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Charlotte, and State of North Carolina, on the 12th day of May, 2005.

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President

EXHIBIT 6

Wachovia Bank, National Association, pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended (the “Act”) in connection with the proposed issuance by American Tire Distributors, Inc. of its 10 3/4% Senior Notes due 2013, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore, as contemplated by Section 321(b) of the Act.

Dated: May 12, 2005

Wachovia Bank, National Association

By:	/s/ Terry Hefner
Name:	Terry Hefner
Title:	Vice President